UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 31, 2019 (May 30, 2019)

BLACKROCK TCP CAPITAL CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00899	56-2594706
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2951 28th Street, Suite 1000
Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCPC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At 9:00 a.m. (Pacific Time) on May 30, 2019, BlackRock TCP Capital Corp. (“TCPC”) held its 2019 Annual Meeting of Stockholders at the offices of TCPC, 2951 28th Street, Suite 1000, Santa Monica, California 90405 (the “Meeting”). At the Meeting, TCPC’s common stockholders voted on two proposals, both of which were approved. The proposals are described in detail in TCPC’s definitive proxy statement for the Meeting as filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2019. As of April 1, 2019, the record date, TCPC had 58,765,800 shares of common stock outstanding, which included 730,485 shares owned by affiliates. The final voting results from the Meeting were as follows:

Proposal 1. TCPC’s stockholders elected eight directors to the Board of Directors of TCPC. Each of Kathleen A. Corbet, Eric J. Draut, M. Freddie Reiss, Peter E. Schwab, Karyn L. Williams, Brian F. Wruble, Howard M. Levkowitz, and Rajneesh Vig will serve until the 2020 Annual Meeting and until his successor is duly elected and qualifies or until his earlier resignation, removal from office, death or incapacity. The eight directors were re-elected pursuant to the voting results set forth below:

Name	For	Withheld	Broker Non-Votes
Kathleen A. Corbet	30,098,065.63	863,512	0
Eric J. Draut	30,097,673.63	863,904	0
M. Freddie Reiss	24,506,593.63	6,454,984	0
Peter E. Schwab	30,085,431.63	876,146	0
Karyn L. Williams	30,092,711.63	868,866	0
Brian F. Wruble	30,085,595.63	875,982	0
Howard M. Levkowitz	29,958,385.63	1,003,192	0
Rajneesh Vig	29,204,055.63	1,757,522	0

Proposal 2. TCPC’s stockholders approved a proposal to authorize TCPC, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock (during the next 12 months) at a price or prices below TCPC’s then current net asset value per share in one or more offerings subject to certain limitations described in detail in TCPC’s definitive proxy statement as filed with the SEC on April 2, 2019 (including, without limitation, that the number of shares sold on any given date does not exceed 25% of TCPC’s then outstanding common stock immediately prior to such sale), as set forth below:

For	Against	Abstained	Broker Non-Votes
25,972,099.63	4,462,103	527,375	0

The vote on the above proposal, adjusted for 730,485 affiliated shares that voted on the proposal, was as follows:

For	Against	Abstained	Broker Non-Votes
25,241,614.63	4,462,103	527,375	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKROCK TCP CAPITAL CORP.

Date: May 31, 2019

	By:	/s/ Elizabeth Greenwood
	Name:	Elizabeth Greenwood
	Title:	Secretary